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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report :  November 10, 1997



                              VENTURE SEISMIC LTD.
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               (Exact name of registrant as specified in charter)


                                 ALBERTA, CANADA
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                 (State or other jurisdiction of incorporation)


     0-27070                                                N/A
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(Commission File Number)                      (IRS Employer Identification No.)



                3110 - 80th Avenue S.E. Calgary, Alberta T2C 1J3
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               (Address of principal executive offices) (Zip code)


                                 (403) 777-9070
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               (Registrant's telephone number including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other events

        On November 7, 1997 the Company called for redemption on December 16, 1997 of all of its outstanding Redeemable Warrants for cash at the redemption price of $.10 per Warrant. Accordingly, after 5:00 p.m., New York time, on December 15, 1997 the Warrants will no longer be exercisable for Common Shares of the Company and the holders will only have the right to receive the redemption price.

Item 7.  Financial Statements and Exhibits

        (c)    Exhibits

          4.3 Letter to Warrant holders and Notice of Redemption

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VENTURE SEISMIC LTD.


                                    By:/s/ Brian Kozun
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                                           Brian W. Kozun
                                           President and Chief Executive Officer